SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                          Date of Report - June 4, 2001
                                          ---------------
                        (Date of earliest event reported)


                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-21504               23-2180139
         --------                      -------              ----------
  (State of incorporation)           (Commission           (IRS Employer
                                     File Number)        Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
          ----------------------------------------------      -----
             (Address of principal executive offices)       (Zip Code)



                            Area Code (215) 657-6202
                            ------------------------
                               (Telephone number)

Item 4.    Change in Registrant's Certifying Accountant.
           ---------------------------------------------

     On June 4, 2001, Quad Systems Corporation (the "Company") received a letter from Ernst & Young LLP informing the Company of their resignation as the Company's independent accountants.

     The principal accountant's report was never issued on the Company's financial statements for the fiscal year ended September 30, 2000. The Company never issued those financial statements because on December 18, 2000, the Company filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Eastern District of Pennsylvania.

     The reports issued by Ernst & Young LLP on the Company's financial statements for the fiscal years ended September 30, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the most two recent fiscal years and through June 4, 2001, there were no disagreements with Ernst & Young LLP on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such periods.

     During the Company's two most recent fiscal years and through June 4, 2001, none of the events described in Regulation S-K Item 304(a)(1)(v) occurred.

     The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the statements set forth in this Form 8-K. A copy of such letter dated July 2, 2001 is filed as an exhibit to this Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------


         (c) Exhibits

             Exhibit 16.1 -- Letter, dated July 2, 2001, from Ernst & Young LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     QUAD SYSTEMS CORPORATION


    Dated:  July 3, 2001             By    /s/ Anthony R. Drury
                                         ------------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)

                            QUAD SYSTEMS CORPORATION

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX
                                  -------------

 Exhibit
   No.         Exhibit
 ------        -------

  16.1         Letter, dated July 2, 2001, from Ernst & Young LLP